Supplement dated December 1, 2009

to the Prospectus

dated May 1, 2009

for

Variable Annuity

issued by

American Family Life Insurance Company

and

American Family Variable Account II

American Family Life Insurance Company is supplementing the Prospectus for the above-captioned variable annuities (the “annuities”). Please read the supplement carefully and retain it with your Prospectus for future reference.

On Page 4 of the Prospectus, the first sentence in the definition of “Business Day” is deleted and replaced by the following:

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving, the day before Christmas, and any day that a Subaccount’s corresponding investment option does not value its shares.